UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 24, 2012
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2012, G. Nicholas Jones’ employment with A.M. Castle & Co. (the “Company”) terminated, and he ceased serving in his position as Vice President and President, Castle Metals Oil & Gas.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of the Company held on April 26, 2012, upon recommendation of the Board of Directors, the stockholders voted on and approved an amendment to the Company’s charter to increase the number of authorized shares of common stock from 30,000,000 shares to 60,000,000 shares. The increase in the number of authorized shares of common stock was effected pursuant to Articles of Amendment (the “Articles of Amendment”), filed with the State Department of Assessments and Taxation of Maryland on April 27, 2012.  A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 26, 2012.  The final voting results of the Proposals submitted to a vote of the shareholders are set forth below:

Proposal 1: The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2013 annual meeting of stockholders or until their successors are duly elected and qualified.  There were no abstentions with respect to this matter.  The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian P. Anderson	18,340,742	21,483	3,024,145
Reuben S. Donnelley	18,337,780	24,445	3,024,145
Ann M. Drake	18,300,757	61,468	3,024,145
Michael H. Goldberg	18,335,719	26,506	3,024,145
Patrick J. Herbert, III	17,705,167	657,058	3,024,145
Terrence J. Keating	18,342,093	20,132	3,024,145
James D. Kelly	18,300,717	61,508	3,024,145
Pamela Forbes Lieberman	18,338,208	24,017	3,024,145
Gary A. Masse	18,340,111	22,114	3,024,145
John McCartney	18,320,811	41,414	3,024,145

Proposal 2: The Company’s shareholders approved certain issuances of shares of common stock upon conversion of our 7.0% Convertible Senior Notes due 2017.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,853,455	375,593	133,177	3,024,145

Proposal 3: As described in Item 5.03 Above, the Company’s shareholders approved an amendment to our Charter to increase the number of authorized shares of out common stock.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,860,330	1,376,543	125,352	3,024,145

Proposal 4: The Company’s shareholders approved the advisory vote on executive compensation.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,244,850	3,046,682	70,693	3,024,145

Proposal 5: The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  There were no broker non-votes with respect to this matter.  The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained
21,086,777	292,709	6,883

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of the Charter of the Company, filed with the State of Maryland on April 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

April 30, 2012	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page No.

3.1	Articles of Amendment of the Charter of the Company, filed with the State of Maryland on April 27, 2012.	EX-1-